Management's Liquidity Plans	12 Months Ended
Dec. 31, 2016
Management's Liquidity Plans [Abstract]
MANAGEMENT'S LIQUIDITY PLANS

Note 2 - Management’s Liquidity Plans

As of December 31, 2016, the Company had working capital and stockholders’ equity of $8,430,652 and $8,697,974, respectively. During the year ended December 31, 2016, the Company incurred a net loss of $6,074,999. The Company has not generated any revenues, has incurred net losses since inception and does not expect to generate revenues in the near term.

Based on current budget assumptions and with the cash and investments on hand as of December 31, 2016 combined with the exercises of warrants subsequent to December 31, 2016, the Company believes that it has sufficient capital to meet its operating expenses and obligations for the next twelve months from the date of this filing. However, if other unanticipated difficulties arise the Company may be required to raise additional capital to support its operations, curtail its research and development activities until such time as additional capital becomes available and delay its target for its upcoming FDA filings and clinical activities. These activities will allow the Company to slow its rate of spending and extend its use of cash until additional capital is raised. There can be no assurance that such a plan will be successful. There is no assurance that additional financing will be available when needed or that the Company will be able to obtain such financing on reasonable terms.